 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                   36-3800435
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                          60602
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                              RITE AID CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                   23-1614034
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                  Ann & Government Streets-Mobile, Alabama, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Apex Drug Stores, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                   38-2413448
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

               Broadview and Wallings-Broadview Heights Ohio, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                                       25-1814215
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                   Central Avenue & Main Street Petal- MS, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Eagle Managed Care Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                   25-1724201
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -2-

                  Eighth & Water Streets-Urichsville, Ohio, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                       England Street-Asheland Corporation
               (Exact name of obligor as specified in its charter)

Virginia                                                   80-0052343
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                               Fairground, L.L.C.
               (Exact name of obligor as specified in its charter)

Virginia                                                   54-1849788
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                    GDF, Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                                   34-1343867
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     Gettysburg and Hoover-Dayton, Ohio, LLC
               (Exact name of obligor as specified in its charter)

Ohio                                                       N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -3-

                                   Harco, Inc.
               (Exact name of obligor as specified in its charter)

Alabama                                                    63-0522700
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                K&B, Incorporated
               (Exact name of obligor as specified in its charter)

Delaware                                                   51-0346254
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             K&B Alabama Corporation
               (Exact name of obligor as specified in its charter)

Alabama                                                    72-1011085
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            K&B Louisiana Corporation
               (Exact name of obligor as specified in its charter)

Louisiana                                                  72-1043860
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           K&B Mississippi Corporation
               (Exact name of obligor as specified in its charter)

Mississippi                                                 72-0983482
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           K&B Services, Incorporated
               (Exact name of obligor as specified in its charter)

Louisiana                                                  72-1245171
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -4-

                            K&B Tennessee Corporation
               (Exact name of obligor as specified in its charter)

Tennessee                                                  62-1444359
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              K&B Texas Corporation
               (Exact name of obligor as specified in its charter)

Texas                                                      72-1010327
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Keystone Centers, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                               23-1730114
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                       Lakehurst and Broadway Corporation
               (Exact name of obligor as specified in its charter)

New Jersey                                                 23-2937947
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                  Mayfield & Chillicothe Roads-Chesterland, LLC
               (Exact name of obligor as specified in its charter)

Ohio                                                       N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              Munson & Andrews, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -5-

                                Name Rite, L.L.C.
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      Northline & Dix-Toledo-Southgate, LLC
               (Exact name of obligor as specified in its charter)

Michigan                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              PDS-1 Michigan, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                   38-2935739
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

              Patton Drive and Navy Boulevard Property Corporation
               (Exact name of obligor as specified in its charter)

Florida                                                     23-2870495
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                      -6-

            Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Perry Distributors, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-1718545
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                             Perry Drug Stores, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                   38-0947300
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                RDS Detroit, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                   35-1799950
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                 Ram-Utica, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                   80-0052329
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                   READ's Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                                   80-0052330
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -7-

                           Rite Aid Drug Palace, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   23-2325476
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Rite Aid Hdqtrs. Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                   23-2308342
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Rite Aid Hdqtrs. Funding, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   73-3167335
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Rite Aid of Alabama, Inc.
               (Exact name of obligor as specified in its charter)

Alabama                                                    23-2410761
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          Rite Aid of Connecticut, Inc.
               (Exact name of obligor as specified in its charter)

Connecticut                                                23-1940645
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Rite Aid of Delaware, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   23-1940646
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Rite Aid of Florida, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                    23-2047226
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -8-

                            Rite Aid of Georgia, Inc.
               (Exact name of obligor as specified in its charter)

Georgia                                                    23-2125551
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Rite Aid of Illinois, Inc.
               (Exact name of obligor as specified in its charter)

Illinois                                                   23-2416666
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Rite Aid of Indiana, Inc.
               (Exact name of obligor as specified in its charter)

Indiana                                                    23-2048778
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Rite Aid of Kentucky, Inc.
               (Exact name of obligor as specified in its charter)

Kentucky                                                   23-2039291
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Rite Aid of Maine, Inc.
               (Exact name of obligor as specified in its charter)

Maine                                                      01-0324725
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Rite Aid of Maryland, Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                                   23-1940941
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -9-

                         Rite Aid of Massachusetts, Inc.
               (Exact name of obligor as specified in its charter)

Massachusetts                                              23-1940647
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Rite Aid of Michigan, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Rite Aid of New Hampshire, Inc.
               (Exact name of obligor as specified in its charter)

New Hampshire                                              23-2008320
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          Rite Aid of New Jersey, Inc.
               (Exact name of obligor as specified in its charter)

New Jersey                                                 23-1940648
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Rite Aid of New York, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                   23-1940649
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Rite Aid of North Carolina, Inc.
               (Exact name of obligor as specified in its charter)

North Carolina                                             23-1940650
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -10-

                             Rite Aid of Ohio, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                                       23-1940651
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Rite Aid of Pennsylvania, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                               23-1940652
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        Rite Aid of South Carolina, Inc.
               (Exact name of obligor as specified in its charter)

South Carolina                                             23-2047222
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Rite Aid of Tennessee, Inc.
               (Exact name of obligor as specified in its charter)

Tennessee                                                  23-2047224
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Rite Aid of Vermont, Inc.
               (Exact name of obligor as specified in its charter)

Vermont                                                    23-1940942
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Rite Aid of Virginia, Inc.
               (Exact name of obligor as specified in its charter)

Virginia                                                   23-1940653
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -11-

                       Rite Aid of Washington, D.C., Inc.
               (Exact name of obligor as specified in its charter)

Washington, D.C.                                           23-2461466
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         Rite Aid of West Virginia, Inc.
               (Exact name of obligor as specified in its charter)

West Virginia                                              23-1940654
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              Rite Aid Realty Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                   23-1725347
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     Rite Aid Rome Distribution Center, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                   23-1887836
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Rite Aid Services, L.L.C.
               (Exact name of obligor as specified in its charter)

Delaware                                                   02-0655440
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                            Rite Aid Transport, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   25-1793102
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -12-

                                 Rite Fund, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   51-0273194
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Rite Investments Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                   51-0273192
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                 Rx Choice, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   25-1598207
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      Seven Mile and Evergreen-Detroit, LLC
               (Exact name of obligor as specified in its charter)

Michigan                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                Silver Springs Road-Baltimore, Maryland/One, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                Silver Springs Road-Baltimore, Maryland/Two, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -13-

             State & Fortification Streets-Jackson, Mississippi, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                  State Street and Hill Road-Gerard, Ohio, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              The Lane Drug Company
               (Exact name of obligor as specified in its charter)

Ohio                                                       53-0125212
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                The Muir Company
               (Exact name of obligor as specified in its charter)

Ohio                                                       38-0857390
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                               Thrifty Corporation
               (Exact name of obligor as specified in its charter)

California                                                 95-1297550
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              Thrifty PayLess, Inc.
               (Exact name of obligor as specified in its charter)

California                                                 95-4391249
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -14-

                Tyler and Sanders Roads, Birmingham-Alabama, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              Virginia Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                   51-0335659
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        112 Burleigh Avenue Norfolk, LLC
               (Exact name of obligor as specified in its charter)

Virginia                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              537 Elm Street Corp.
               (Exact name of obligor as specified in its charter)

Rhode Island                                               23-2962033
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             657-659 Broad St. Corp.
               (Exact name of obligor as specified in its charter)

New Jersey                                                 80-0052338
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                      764 South Broadway-Geneva, Ohio, LLC
               (Exact name of obligor as specified in its charter)

Ohio                                                       23-1974076
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -15-

                    1515 West State Street Boise, Idaho, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             1740 Associates, L.L.C.
               (Exact name of obligor as specified in its charter)

Michigan                                                   N/A
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     3581 Carter Hill Road-Montgomery Corp.
               (Exact name of obligor as specified in its charter)

Alabama                                                    80-0052336
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

              4042 Warrensville Center Road-Warrensville Ohio, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                                       25-1820507
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                              5277 Associates, Inc.
               (Exact name of obligor as specified in its charter)

Washington                                                 23-2940919
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                      -16-

                         5600 Superior Properties, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                                       80-0052337
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania                                    17011
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                                 Debt Securities
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                      -17-

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT
       IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                   Address
--------------------------------------------------------------------------------

   Office of Banks & Trust Companies of      500 E. Monroe Street
   the State of Illinois                     Springfield, Illinois 62701-1532

   Federal Reserve Bank of Chicago           230 S. LaSalle Street
                                             Chicago, Illinois 60603

   (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

   Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
   AFFILIATION.

   None.

16.LIST OF EXHIBITS.

   EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION,
   ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
   RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17
   C.F.R. 229.10(d).

   1.       A copy of Articles of Incorporation of BNY Midwest Trust
            Company (formerly CTC Illinois Trust Company, formerly
            Continental Trust Company) as now in effect. (Exhibit 1 to
            Form T-1 filed with the Registration Statement No. 333-47688.)

   2,3.     A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.
            (Exhibit 2 to Form T-1 filed with the Registration Statement
            No. 333-47688.)

   4.       A copy of the existing  By-laws of the Trustee.  (Exhibit 4 to
            Form T-1 filed with the Registration Statement No. 333-47688.)

   6.       The consent of the  Trustee  required  by Section  321(b) of the
            Act.  (Exhibit 6 to Form T-1 filed with the Registration Statement
            No. 333-47688.)

   7.       A copy of the latest report of condition of the Trustee
            published pursuant to law or to the requirements of its
            supervising or examining authority.

                                      -18-

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust
Company, a corporation organized and existing under the laws of the State of
Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of
Chicago, and State of Illinois, on the 26th day of April, 2005.

                                          BNY Midwest Trust Company

                                          By:  /s/   D.G. DONOVAN
                                            ------------------------------------
                                              Name:  D.G. DONOVAN
                                              Title:    VICE PRESIDENT

                                      -19-

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on December 31, 2004, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.



                                  ASSETS                             THOUSANDS OF DOLLARS
                                  ------                             --------------------
                                                                             (000)

1.    Cash and Due from Depository Institution.......................     48,932
2.    U.S. Treasury Securities.......................................      - 0 -
3.    Obligations of States and Political Subdivisions...............      - 0 -
4.    Other Bonds, Notes and Debentures..............................      - 0 -
5.    Corporate Stock................................................      - 0 -
6.    Trust  Company  Premises,  Furniture,  Fixtures  and  Other
      Assets Representing Trust Company Premises.....................        593
7.    Accounts Receivable............................................      3,984
8.    Goodwill.......................................................     86,813
9.    Intangibles ...................................................        -0-
1O.   Other Assets ..................................................      3,220
      (Itemize amounts greater than 15% of Line 10)

                Income Taxes Receivable.......................3,217
                ---------------------------------------------------

11.   TOTAL ASSETS...............................................          143,542



                                                                     Page 1 of 3

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602



                                  LIABILITIES                        THOUSANDS OF DOLLARS
                                  -----------                        --------------------

12.   Accounts Payable...............................................       1,312
13.   Taxes Payable..................................................           0
14.   Other Liabilities for Borrowed Money...........................      25,425
15.   Other Liabilities..............................................
        (Itemize amounts greater than 15% of Line 14)

                Reserve for Taxes.........................13,902
                                                                           14,244
16. TOTAL LIABILITIES
                                                                           40,981
                                 EQUITY CAPITAL
17.   Preferred Stock................................................       - 0 -
18.   Common Stock...................................................       2,000
19.   Surplus........................................................      67,130
20.   Reserve for Operating Expenses.................................       - 0 -
21.   Retained Earnings (Loss).......................................      33,431
22.   TOTAL EQUITY CAPITAL...........................................     102,561
23.   TOTAL LIABILITIES AND EQUITY CAPITAL...........................     143,542



                                                                     Page 2 of 3

I,      Robert L. DePaola, Vice President
   -----------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                              /s/ Robert L. DePaola
              -----------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

                                                                     Page 3 of 3